COLUMBIA FUNDS SERIES TRUST

Columbia Marsico Growth Fund	Columbia Marsico International Opportunities Fund
Columbia Marsico 21st Century Fund	Columbia Multi-Advisor International Equity Fund
Columbia Marsico Focused Equities Fund	Columbia Marsico Global Fund
(Each, a “Fund” and collectively, the “Funds”)

Supplement dated February 11, 2009 to the

Prospectuses and Statement of Additional Information dated April 30, 2008 for

Columbia Marsico Global Fund and to the Prospectuses and Statements of

Additional Information, each dated July 1, 2008 for the remaining Funds

Within the section in each Fund’s prospectus entitled “Additional Investment Strategies and Policies,” the second paragraph under the sub-section “Portfolio Holdings Disclosure” is deleted and replaced in its entirety with the following paragraph.

The Fund’s complete portfolio holdings as of a month-end are disclosed approximately 30 calendar days after such month-end.

Within the section in each Fund’s statement of additional information entitled “About the Funds’ Investments – Disclosure of Portfolio Information,” the second bullet under the sub-section “Public Disclosures” is deleted and replaced in its entirety with the following bullet.

•

For small cap and specialty Columbia Funds and those Columbia Funds that are sub-advised by Marsico, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

Shareholders should retain this Supplement for future reference.

INT-47/6404-0209